Dreyfus

U.S. Treasury

Intermediate Term Fund

SEMIANNUAL REPORT June 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Financial Futures

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus U.S. Treasury
                                                         Intermediate Term Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Intermediate Term Fund, covering the six-month period from January 1, 2000 through June 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald Thunelius, portfolio manager and a member of the Dreyfus Taxable Fixed Income Team that manages the fund.

Tighter monetary policy adversely affected most -- but not all -- sectors of the bond market over the past six months. This was primarily a result of efforts by the Federal Reserve Board (the "Fed" ) to forestall potential inflationary pressures. The Fed raised short-term interest rates three times during the reporting period, for a total increase of 1.00 percentage points. These rate hikes contributed to a total interest-rate increase of 1.75 percentage points since late June 1999, before the current reporting period began.

Higher interest rates led to an erosion of most bond prices, especially among higher yielding securities. U.S. Treasury securities represented a notable exception. Prices of these direct obligations of the federal government rose primarily because of reduced supply amid robust demand from domestic and foreign investors.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus U.S. Treasury Intermediate Term Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 17, 2000




DISCUSSION OF FUND PERFORMANCE

Gerald Thunelius, Portfolio Manager Dreyfus Taxable Fixed Income Team

How did Dreyfus U.S. Treasury Intermediate Term Fund perform relative to its benchmark?

During the six-month reporting period ended June 30, 2000, the fund produced a total return of 4.91%.(1) In comparison, the fund's benchmark, the Merrill Lynch Governments, U.S. Treasury, Intermediate-Term (1-10 Years) Index, provided a total return of 3.60% for the same period.(2)

We attribute the fund' s good relative performance to our security selection strategy, which emphasized U.S. Treasury notes and bonds over U.S. Government agency securities. In addition, the fund benefited by allocating to the U.S. Treasury Inflation Protected Securities market. Our positioning on the yield curve was further enhanced when the yield curve inverted. For most of the reporting period, there was an inverted yield curve, which depicts yield differences by maturity, for these types of securities. This inverted yield curve illustrated that shorter term instruments provided higher yields than longer term instruments.

What is the fund's investment approach?

As a U.S. Treasury securities fund, our goal is to provide shareholders with current income through an investment vehicle that is composed of U.S. Treasury bills, notes and other securities that are issued or guaranteed by the United States Government, its agencies or instrumentalities. The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S. Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. Government, they are generally considered to rank among the highest quality investments available. By investing in these
                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund's securities and the value of fund shares are not insured or guaranteed by the U.S. Government. The fund generally maintains an average dollar-weighted maturity of between three and 10 years.

What other factors influenced the fund's performance?

First, the fund was influenced by inflation fears and rising interest rates over the past six months. When the reporting period began on January 1, 2000, investors were relieved that Y2K-related concerns proved unfounded. However, investors soon became worried that robust economic growth might rekindle long-dormant inflationary pressures, especially since both energy prices and wages in a tight job market were rising. In an attempt to relieve these pressures, the Federal Reserve Board has raised short-term interest rates three times during the reporting period.

Second, the fund responded to forces that are unique to the U.S. Treasury securities marketplace, which recently provided attractive returns compared to other market sectors. In mid-January the government announced that it would use a portion of the budget surplus to initiate a buyback program for U.S. Treasury securities. This announcement triggered a wave of purchases of long-term U.S. Treasury securities. Yields for these long-term securities were driven down past yields of short-term securities and as a result created what is called an inverted yield curve.

What is the fund's current strategy?

We have continued our efforts to invest the fund's assets in areas of the intermediate-term U.S. Treasury securities market that we believe offer the most attractive income opportunities. Accordingly, we have established the fund's average duration -- a measure of sensitivity to changing interest rates -- at approximately five years, a level that we consider neutral relative to the fund' s benchmark. Our duration management strategy was designed to help us balance the benefits of locking in prevailing yields while maintaining the flexibility to capture higher yields if they became available. In addition, we believe that a neutral duration management strategy enables us to derive greater value from other fixed-income investment strategies, such as yield curve risk-reward analysis, for as long as the future direction of interest rates remains uncertain.

In addition, we recently reduced our holdings of U.S. Government agency securities to approximately 7% of fund assets. This shift proved beneficial to the fund after the investment policies of some government agencies were questioned by members of Congress and the U.S. Treasury Department, adversely affecting the prices of those agencies' securities. Instead, we focused primarily on U.S. Treasury notes and bonds during the reporting period. We also successfully participated in the U.S. Treasury securities futures market, which enabled us to enhance current income without assuming additional interest-rate risk.

July 17, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2) SOURCE: BLOOMBERG L.P. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, INTERMEDIATE-TERM (1-10 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-10 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION.

                                                             The Fund


STATEMENT OF INVESTMENTS

June 30, 2000 (Unaudited)



                                                                                             Principal
BONDS AND NOTES--85.4%                                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--7.1%

Tennessee Valley Authority,

  Valley Indexed Principal Securities,

   3.375%, 1/15/2007                                                                         10,500,000  (a)          10,523,791

U.S. TREASURY BONDS--70.2%

6.25%, 5/15/2030                                                                              7,500,000                7,875,000

10.375%, 11/15/2009                                                                          18,500,000               21,205,625

10.375%, 11/15/2012                                                                          10,000,000               12,309,300

10.75%, 2/15/2003                                                                             5,000,000                5,514,050

11.25%, 2/15/2015                                                                            17,400,000               25,615,932

12%, 8/15/2013                                                                               12,500,000               16,894,500

12.375%, 5/15/2004                                                                            5,000,000                6,021,850

13.75%, 8/15/2004                                                                             7,500,000                9,489,825

                                                                                                                     104,926,082

U.S. TREASURY INFLATION PROTECTION SECURITIES--8.1%

3.625%, 7/15/2002                                                                             2,500,000  (a)           2,654,569

3.875%, 4/15/2029                                                                             9,075,000  (a)           9,423,010

                                                                                                                      12,077,579

TOTAL BONDS AND NOTES

   (cost $128,574,372)                                                                                               127,527,452
------------------------------------------------------------------------------------------------------------------------------------

OPTIONS--.0%                                                                                  Contracts
------------------------------------------------------------------------------------------------------------------------------------

PUT OPTIONS;

U.S. Treasury Notes, 6.5%, 2/15/2010,

  August 2000 @ 103.578125

   (cost $67,188)                                                                                    50                   59,450


                                                                                              Principal

SHORT-TERM INVESTMENTS--13.0%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--11.8%

Federal Home Loan Banks

   6.3%, 7/3/2000                                                                            17,580,000               17,573,847

U.S. TREASURY BILLS--1.2%

5.4%, 7/20/2000                                                                                 370,000  (b)             369,053

5.61%, 7/27/2000                                                                                460,000  (b)             458,371

5.52%, 8/3/2000                                                                               1,000,000                  995,250

                                                                                                                       1,822,674

TOTAL SHORT-TERM INVESTMENTS

   (cost $19,395,871)                                                                                                 19,396,521
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $148,037,431)                                                              98.4%             146,983,423

CASH AND RECEIVABLES (NET)                                                                          1.6%               2,443,588

NET ASSETS                                                                                        100.0%             149,427,011

(A)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.

(B)  PARTIALLY  HELD BY THE CUSTODIAN IN A SEGREGATED  ACCOUNT AS COLLATERAL FOR
     OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

June 30, 2000 (Unaudited)



                                                                                              Unrealized
                                                       Market Value                           Appreciation
                                                        Covered by                           (Depreciation)
                                            Contracts  Contracts ($)       Expiration        at 6/30/2000 ($)
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES (LONG)

U.S. Treasury 30 Year Bonds                       186  18,105,938          September 2000        17,688

FINANCIAL FUTURES (SHORT)

U.S. Government Agency
   10 Year Notes                                   33  3,051,984           September 2000       (19,469)

U.S. Treasury 5 Year Notes                         76  7,525,188           September 2000        (5,937)

U.S. Treasury 10 Year Notes                        60  5,909,062           September 2000       (30,938)

                                                                                                (38,656)

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

June 30, 2000 (Unaudited)

                                                             Cost   Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           148,037,431   146,983,423

Interest receivable                                                   2,701,289

Prepaid expenses                                                         14,372

                                                                    149,699,084
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            82,402

Cash overdraft due to Custodian                                          65,064

Payable for futures variation margin--Note 4(a)                          49,609

Payable for shares of Beneficial Interest redeemed                       22,681

Accrued expenses                                                         52,317

                                                                        272,073
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      149,427,011
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     181,013,883

Accumulated net realized gain (loss) on investments
   and financial futures                                            (30,494,208)

Accumulated net unrealized appreciation (depreciation) on investments
   [including ($38,656) net unrealized (depreciation)
   on financial futures]                                             (1,092,664)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      149,427,011
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial
 Interest authorized)                                                12,628,548

NET ASSET VALUE, offering and redemption price per share ($)              11.83

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      5,719,919

EXPENSES:

Management fee--Note 3(a)                                              453,971

Shareholder servicing costs--Note 3(b)                                 194,948

Professional fees                                                       21,813

Trustees' fees and expenses--Note 3(c)                                  20,427

Custodian fees--Note 3(b)                                                9,682

Registration fees                                                        7,793

Prospectus and shareholders' reports                                     4,113

Loan commitment fees--Note 2                                               296

Miscellaneous                                                            1,065

TOTAL EXPENSES                                                         714,108

Less--reduction in management fee due to undertaking--Note 3(a)       (108,518)

NET EXPENSES                                                           605,590

INVESTMENT INCOME--NET                                               5,114,329
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and options written         (2,410,726)

Net realized gain (loss) on financial futures                         (144,660)

NET REALIZED GAIN (LOSS)                                            (2,555,386)

Net unrealized appreciation (depreciation) on investments
  [including ($12,000) net unrealized (depreciation) on financial
futures]                                                             4,688,870

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               2,133,484

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 7,247,813

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                            June 30, 2000           Year Ended
                                              (Unaudited)    December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,114,329           10,803,096

Net realized gain (loss) on investments        (2,555,386)         (10,211,222)

Net unrealized appreciation (depreciation)
   on investments                               4,688,870           (6,830,807)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    7,247,813           (6,238,933)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (5,114,329)         (10,803,096)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                  17,074,482           57,909,646

Dividends reinvested                            3,668,575            7,526,372

Cost of shares redeemed                       (34,456,060)         (68,907,889)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (13,713,003)          (3,471,871)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (11,579,519)         (20,513,900)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           161,006,530          181,520,430

END OF PERIOD                                 149,427,011          161,006,530
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     1,459,302            4,719,115

Shares issued for dividends reinvested            313,114              619,155

Shares redeemed                                (2,948,714)          (5,657,431)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (1,176,298)           (319,161)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                   Six Months Ended
                                               June 30, 2000                      Year Ended December 31,
                                                                 --------------------------------------------------------------

                                                (Unaudited)      1999        1998          1997           1996          1995
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               11.66       12.85       12.70         12.69          13.13         12.16

Investment Operations:

Investment income--net                                 .39         .75         .79           .91            .82           .89

Net realized and unrealized gain
   (loss) on investments                               .17       (1.19)        .15           .01           (.44)          .97

Total from Investment Operations                       .56        (.44)        .94           .92            .38          1.86

Distributions:

Dividends from investment
   income--net                                        (.39)       (.75)       (.79)         (.91)          (.82)         (.89)

Net asset value, end of period                       11.83       11.66       12.85         12.70          12.69         13.13
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      9.85(a)    (3.48)       7.61          7.63           3.08         15.77
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net
   assets                                              .80(a)      .80         .80           .80            .80           .84

Ratio of net investment income
   to average net assets                              6.72(a)     6.16        6.19          7.30           6.41          7.02

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                             .14(a)      .15         .17           .17            .13           .02

Portfolio Turnover Rate                             274.60(b)   462.29      957.80        643.20         728.01        492.76
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     149,427     161,007     181,520       188,347        192,296       196,970

(A) ANNUALIZED.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.





NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Intermediate Term Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares,which are sold to the public without a sales charge. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills and financial futures) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Financial futures are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund received net earnings credits of $2,167 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $24,802,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $11,758,000 of the carryover expires in fiscal 2002, $2,997,000 expires in fiscal 2004, $1,425,000 expires in fiscal 2005, and $8,622,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended June 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from January 1, 2000 through June 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $108,518 during the period ended June 30, 2000.

(b) Under the Shareholder Services Plan, the fund reimburses DSC, an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2000, the fund was charged $123,679 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2000, the fund was charged $44,422 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2000, the fund was charged $9,682 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 11, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $30,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Prior to April 11, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.


NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures and options, during the period ended June 30, 2000, amounted to $392,396,141 and $425,634,223, respectively.

In addition, the following table summarizes the fund's call/put options written during the period ended June 30, 2000:



                                                                                                     Options Terminated
                                                                                               ------------------------------

                                                  Number of              Premiums                            Net Realized
Options Written:                                  Contracts              Received ($)          Cost ($)      Gain (Loss) ($)
------------------------------------------------------------------------------------------------------------------------------------
Contracts outstanding
    December 31, 1999                                --                     --

Contracts written                                    150                  123,047

Contracts terminated:

    Closed                                           150                  123,047               208,594         (85,547)

CONTRACTS OUTSTANDING
    JUNE 30, 2000                                    --                     --



The fund may purchase and write (sell) call/put options in order to gain exposure to or protect against changes in the market.

As writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instruments underlying the options. Generally, the fund
                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at June 30, 2000 are set forth in the Statement of Financial Futures.

(b) At June 30, 2000, accumulated net unrealized depreciation on investments and financial futures was $1,092,664, consisting of $1,330,381 gross unrealized appreciation and $2,423, 045 gross unrealized depreciation.

At June 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

For More Information

                        Dreyfus U.S. Treasury Intermediate Term Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.

                        One Mellon Bank Center

                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.

                        P.O. Box 9671

                        Providence, RI 02940

                        Distributor

                        Dreyfus Service Corporation

                        200 Park Avenue

                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   072SA006